SA FUNDS – Investment Trust
SA U.S. Fixed Income Fund (SAUFX)
SA Global Fixed Income Fund (SAXIX)
SA U.S. Core Market Fund (SAMKX)
SA U.S. Value Fund (SABTX)
SA U.S. Small Company Fund (SAUMX)
SA International Value Fund (SAHMX)
SA International Small Company Fund (SAISX)
SA Emerging Markets Value Fund (SAEMX)
SA Real Estate Securities Fund (SAREX)

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2010
As amended on July 5, 2011

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to each of the nine no-load mutual funds listed above (each a “Fund”), which are series of SA Funds - Investment Trust (the “Trust”). This SAI is not a prospectus and should be read only in conjunction with the Trust’s Prospectus dated October 28, 2010 (the “Prospectus”). The financial statements and financial highlights for the fiscal year ended June 30, 2010, including the independent registered public accounting firm’s report thereon, are included in the Trust’s Annual Report and are incorporated herein by reference. A copy of the Prospectus or Annual Report may be obtained by calling (800) 366-7266.

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The Prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

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HISTORY AND GENERAL INFORMATION

The Trust, a Delaware statutory trust, was organized on June 16, 1998.

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust to offer separate portfolios of shares of beneficial interest and different classes of shares. The Trust currently offers shares of beneficial interest, all of one class, of the following nine separate portfolios (i.e., the Funds), each of which is a diversified mutual fund:

SA U.S. Fixed Income Fund
SA Global Fixed Income Fund
SA U.S. Core Market Fund (Prior to October 28, 2010, the Fund was known as the SA U.S. Market Fund)
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Value Fund
SA International Small Company Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund

The investment adviser of each Fund is LWI Financial Inc. (the “Adviser”). Dimensional Fund Advisors LP, a Delaware limited partnership (“Dimensional”), serves as sub-adviser (“Sub-Adviser”) for each Fund.

Loring Ward Securities Inc. (the “Distributor”) is the distributor of shares of the Funds.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

INVESTMENT STRATEGIES AND RISKS

The following section supplements the information contained in the Prospectus concerning the investments and investment techniques of the Funds. Each Fund’s investment objective (goal) is a non-fundamental policy and may be changed without the approval of the Fund’s shareholders. There can be no assurance that a Fund will achieve its investment objective (goal).

Borrowing. Each Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act. This borrowing may be unsecured. The Funds do not borrow for investment purposes. The 1940 Act requires the Funds to maintain continuous asset coverage of at least 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer as collateral securities it owns.

Convertible Debentures. Each investment company series in which the International Small Company Portfolio of DFA Investment Dimensions Group Inc. (the “DFA Portfolio”) invests (each, an “Underlying Fund”), the SA International Value Fund, and the SA Emerging Markets Value Fund may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies. In addition, the SA U.S. Small Company Fund is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Fund may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible debenture will generally be held for so long as the Sub-Adviser anticipates that such stock will provide the Fund with opportunities that are consistent with the Fund’s investment objective and policies. Investing in convertible debentures is not a principal investment strategy of the Underlying Funds, SA International Value Fund or SA Emerging Markets Value Fund. The Underlying Funds, SA International Value Fund and SA Emerging Markets Value Fund do not limit their investment in convertible debentures to any certain rating category.

Depositary Receipts. Each Fund (other than SA U.S. Fixed Income Fund and SA Global Fixed Income Fund) may purchase American Depositary Receipts (“ADRs”), which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. SA International Value Fund, the Underlying Funds, and SA Emerging Markets Value Fund may also purchase International Depositary Receipts (“IDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Non-Voting Depositary Receipts (“NVDRs”) and other types of depositary receipts or multi-listed securities. IDRs, EDRs, GDRs and NVDRs are similar to ADRs except that they are primarily traded in non-U.S. markets, and NVDRs are typically non-voting. Depositary Receipts are generally subject to the same risks as the foreign securities they evidence or into which they may be converted.

Exchange-Traded Funds. Each Fund may invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company that generally has a principal investment strategy to track or replicate a desired index, such as a sector, market or global segment. ETFs are primarily passively managed and traded similar to a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its reference index. The risk of not correlating to the index is an additional risk to the investors of ETFs. When a Fund invests in an ETF, shareholders of the Fund indirectly bear their proportionate share of the ETF’s fees and expenses.

Foreign Currency Transactions. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Each Fund may enter into forward contracts in connection with the management of the foreign currency exposure of its portfolio. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

When the Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter a Fund’s exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy a foreign currency in exchange for the U.S. dollar or another foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Each Fund may enter into forward contracts for any other purpose consistent with its investment objective and program. No Fund will enter into a forward contract, or maintain exposure to any such contract, if the amount of the foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a forward contract, a Fund may net offsetting positions.

At the maturity of a forward contract, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or initiate a new forward contract.

If a Fund retains a portfolio security and engages in an offsetting forward contract transaction, the Fund will realize a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting forward contract transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward contract prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase during that period, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund’s dealing in forward contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward contracts for different purposes and under different circumstances. Of course, no Fund is required to enter into forward contracts with regard to its foreign currency denominated securities or will do so unless deemed appropriate by the Sub-Adviser. It also should be noted that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The federal tax treatment of a Fund’s investments in forward contracts is discussed in the section entitled “Taxes – Taxation of other Fund Investments – Hedging Transactions.”

Foreign Securities. The SA Global Fixed Income Fund, SA International Small Company Fund, SA International Value Fund and SA Emerging Markets Value Fund may invest directly or indirectly in foreign securities. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Foreign markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. In many foreign countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

The Sub-Adviser endeavors to buy and sell foreign currencies on as favorable a basis as practicable; however, price spreads on currency exchange will be incurred each time currencies are sold or bought including when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would withhold portions of interest and dividends at the source or prevent a Fund from transferring cash out of the country. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to its shareholders by a Fund. The exchange rate between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Futures Contracts and Options on Futures Contracts. The Funds may enter into futures contracts and options on futures contracts only for the purposes of remaining fully invested and maintaining liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Initial margin requirements are established by the futures exchange, and brokers may establish margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, changes in the contract value could reduce the required margin, resulting in a repayment of excess margin to a Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn income on their margin deposits. Pursuant to published positions of the U.S. Securities and Exchange Commission (“SEC”), the Funds may be required to identify liquid assets, such as cash or liquid securities (or, as permitted under applicable regulations, enter into offsetting positions), in an account maintained with the Funds’ custodian in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin deposits. In such circumstances, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

A Fund may purchase and sell options on the same types of futures in which it may invest.

Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the option writer’s futures margin account that represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to writing or purchasing call and put options on stock index futures, a Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

Special Risks of Transactions in Options on Futures Contracts. The risks described above for futures contracts are substantially similar to the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments, (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume, or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers’ orders.

Additional Futures and Options Contracts. Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading may involve risks that differ from those involved in the futures and options described above.

Illiquid Securities. Each Fund may invest up to 15% of the value of its net assets (determined at the time of acquisition) in securities that are illiquid. Illiquid securities generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). If, after the time of acquisition, events cause a Fund to exceed this limit, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

A Fund may invest in commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”). A Fund may also purchase securities that are not registered under the 1933 Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act (“Rule 144A securities”). Section 4(2) paper is restricted as to disposition under the U.S. federal securities laws and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. The Sub-Adviser will determine the liquidity of such investments by the relevant Fund(s) pursuant to guidelines established by the Trust’s Board of Trustees (the “Board of Trustees” or “Board”). It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that the interest of qualified institutional buyers in purchasing these securities declines for a period.

Investment Company Securities. Each Fund may invest in securities issued by other investment companies (including ETFs, as previously described). As a shareholder of another investment company, a Fund would indirectly bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Each Fund (other than the SA International Small Company Fund) currently intends to limit its investments in securities issued by other investment companies (excluding money market funds) so that, as determined immediately after a purchase of such securities is made (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

Lending of Portfolio Securities. To enhance the return on its portfolio, each Fund may lend up to 33 1/3% of its total assets to securities firms and financial institutions. Each loan will be secured continuously by collateral in the form of cash or U.S. government securities. Depending on the type of securities loaned, the Fund will receive initial collateral valued at 102%, 102.5% or 105% of the market value of the loaned securities. The value of the collateral will be monitored on a daily basis, and the borrower of the securities will be required to maintain the market value of the collateral at not less than a percentage (in the range of 100% to 105%, depending on the type of securities loaned) of the market value of the loan. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains a portion of the interest received on the investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will not generally pay certain administrative and custodial fees in connection with each loan.

Each Fund has a right to recall a loan at any time. The Fund does not have the right to vote securities while they are on loan, but the Sub-Adviser may, in its discretion, recall a loan in anticipation of important votes.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

The Board of Trustees has appointed a securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Funds will only enter into loan arrangements with borrowers on this list.

Money Market Instruments. Each Fund may invest from time to time in “money market instruments,” a term that includes, among other instruments, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 397 days or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Sub-Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

The Funds may also purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master notes only when the Sub-Adviser deems the investment to involve minimal credit risk.

Mortgage-Backed Securities. The SA U.S. Fixed Income Fund and the SA Global Fixed Income Fund may each invest in mortgage-backed securities issued by the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obliged to do so.

Mortgage-backed securities are subject to prepayment risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security's maturity causing a Fund to have to reinvest in securities with a lower yield, which in turn results in a decline to the Fund's income. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall sharply, resulting in a decline to the Fund's income.

Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

The U.S. Treasury Department has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury Department with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase their stock, as described below. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator, announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009 both Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury stock purchases. The U.S. Treasury announced in December 2009 that it would continue that support for these entities’ capital as necessary to prevent a negative net worth for at least the next three years. The continuing commitment of the U.S. Treasury is critical to their solvency. In addition, the Federal Reserve exercised its separate authority in 2009 to purchase mortgage-backed securities of Fannie Mae and Freddie Mac; the rate of those purchases is expected to slow and terminate in 2010. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its stock purchases, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, the future of Fannie Mae and Freddie Mac is in serious question as the U.S. government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization to abolishment. Anticipated congressional action to address structural change in Fannie Mae and Freddie Mac may have an impact on the value of their outstanding debt.

Fannie Mae and Freddie Mac also have been the subject of several class action lawsuits and investigations by federal regulators over certain accounting, disclosure, or corporate governance matters. Such legal proceedings and investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entities and, as a result, the payment of principal or interest on their securities.

Non-Domestic Bank Obligations. SA U.S. Fixed Income Fund and SA Global Fixed Income Fund may each invest in non-domestic bank obligations. The SA Global Fixed Income Fund may invest in Eurodollar Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits, which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks. The SA U.S. Fixed Income Fund and SA Global Fixed Income Fund may each invest in Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances, which are U.S. dollar denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States. Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Eurodollar and Yankee dollar obligations may also be subject to certain sovereign risks, including the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; changes in the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Real Estate Investments. SA Real Estate Securities Fund may invest in securities issued by real estate companies. Investments in these securities are subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate-related instruments include securities of real estate investment trusts (“REITs”), commercial and residential mortgage-backed securities, and real estate financings. Those instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the issuer’s management skill and creditworthiness. Real estate-related instruments also may be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are dependent on management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause SA Real Estate Securities Fund to indirectly bear its proportionate share of the costs of the REITs’ operations. At the same time, that Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

Repurchase Agreements. Each Fund may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System or any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price (“repurchase agreements”). The Sub-Adviser will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets segregated on the books of the Fund or the Fund’s custodian in an amount that is greater than the repurchase price. Default by, or bankruptcy of, the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. government securities.

The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

Securities subject to repurchase agreements will be held, as applicable, by the Fund’s custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While a reverse repurchase agreement is outstanding, a Fund will maintain cash, U.S. government securities or other liquid high-grade securities earmarked on the books of the Fund or the Fund’s custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Supranational Bank Obligations. SA U.S. Fixed Income Fund and SA Global Fixed Income Fund may invest in the obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

U.S. Government Obligations. Each Fund may purchase obligations issued or guaranteed by the U.S. government or U.S. government agencies or instrumentalities. U.S. government securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline. As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.

U.S. government agency securities are issued or guaranteed by U.S. government agencies, or by instrumentalities of the U.S. government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Sallie Mae (also known as SLM Corp. and formerly the Student Loan Marketing Association), the Federal Home Loan Banks, and the Tennessee Valley Authority. Some U.S. government agency securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer. Accordingly, there is at least a possibility of default. U.S. government agency securities include U.S. Government agency mortgage-backed securities (see “Mortgage-Backed Securities” above). The market prices of U.S. government agency securities are not guaranteed by the U.S. government and generally fluctuate inversely with changing interest rates.

Variable and Floating Rate Instruments. Each Fund may invest in variable and floating rate instruments. Debt instruments may also be structured to have variable or floating interest rates. To the extent applicable, variable and floating rate obligations purchased by a Fund may have stated maturities in excess of its maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice. This demand feature is not required if the instrument is guaranteed by the U.S. government or an agency or instrumentality thereof. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if an instrument is subject to a demand feature, will continuously monitor the financial ability of the issuer or guarantor of such instrument to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund, absent a reliable trading market, will be subject to the Fund’s limitation on illiquid investments if the Fund may not demand payment of the principal amount within seven days.

Warrants and Rights. Each Fund may purchase warrants or rights and also may acquire warrants as a result of corporate actions involving holdings of other securities. Warrants and rights are privileges issued by corporations enabling the holders to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants and rights involve the risk that a Fund could lose the purchase price of such instruments if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants or rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). Each Fund may purchase securities on a when-issued or delayed delivery basis. When-issued purchases and forward commitments (delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (usually one or two months later). These transactions permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates.

When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund will earmark cash or liquid portfolio securities equal to the amount of the commitment. Normally, the Fund will earmark portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to earmark additional assets in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. It may be expected that the market value of the Fund’s net assets will fluctuate to a greater degree when it earmarks portfolio securities to cover such purchase commitments than when it earmarks cash.

A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain debt obligations, including the money market instruments in which the Funds may invest, are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings Ltd. (“Fitch”), Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other nationally recognized statistical rating organizations (each an “NRSRO”) represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates.

Except as otherwise provided in the Prospectus and this SAI, the Funds will only invest in fixed income securities rated at least “investment grade” at the time of purchase by at least one NRSRO. Investment grade debt securities are securities of medium to high quality that are rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or within one of the four highest ratings classes of another NRSRO or, if unrated, determined by the Sub-Adviser to be of comparable quality. A complete list of ratings of corporate bonds and commercial paper by S&P, Moody’s and Fitch is attached hereto as Appendix B.

Recent Market Events. Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. These events have included, but are not limited to, the Federal government’s placement of Fannie Mae and Freddie Mac under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch & Co., Inc. to Bank of America Corporation, the U.S. government’s bailout of American International Group, Inc., reports of credit and liquidity issues involving certain money market mutual funds, and temporary emergency measures by the U.S. and U.K. governments banning short-selling. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may also negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on each Fund.

Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

TAX MANAGEMENT STRATEGIES OF SA U.S. VALUE FUND, SA U.S. SMALL COMPANY FUND AND SA INTERNATIONAL VALUE FUND

The Sub-Adviser may attempt to minimize the impact of federal income tax on the shareholders of SA U.S. Value Fund, SA U.S. Small Company Fund and SA International Value Fund by managing these Funds’ portfolios in a manner that may defer the realization of net capital gains and minimize ordinary income where possible.

When selling the securities of a particular issuer on behalf of each of these Funds, the Sub-Adviser may select the highest cost basis shares of the issuer to minimize the realization of capital gains. In certain cases, the highest cost basis shares may produce a short-term capital gain. Because net short-term capital gains are taxed at higher rates than net long-term capital gains for individual taxpayers, the highest cost basis shares with a long-term holding period for tax purposes (more than one year) may be disposed of instead. The Sub-Adviser may also seek not to dispose of a security on behalf of any of these Funds until the long-term holding period has been satisfied. Additionally, the Sub-Adviser may, when consistent with all other tax management policies for a particular Fund, sell securities to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing capital gain distributions. However, realization of capital gains is not entirely within the Sub-Adviser’s control. Capital gain distributions may vary considerably from year to year.

The timing of purchases and sales of securities may be managed to minimize dividends to the extent possible. These Funds may not be eligible to flow through “qualified dividend income” to their individual shareholders or the dividends-received deduction to their corporate shareholders with respect to certain dividends they receive if, because of timing activities, the requisite holding period for that income or deduction is not met. See “Taxes – Taxation of Fund Distributions.” Except with respect to the SA U.S. Value Fund, portfolio holdings may be managed to minimize high dividend-yielding securities and to emphasize low dividend-yielding securities.

These Funds are expected to deviate from their market capitalization weightings to a greater extent than the other Funds. For example, the Sub-Adviser may exclude the stock of a company that meets applicable market capitalization criteria in order to avoid dividend income, and the Sub-Adviser may sell the stock of a company that meets applicable market capitalization criteria to realize a capital loss. Additionally, while these Funds are managed so that securities will generally be held for longer than one year, they may dispose of any securities whenever the Sub-Adviser determines that such disposition would be in the best interests of their shareholders.

Although the Sub-Adviser may manage each of these Funds to attempt to minimize the realization of capital gains and taxable dividend distributions during a particular year, these Funds may nonetheless distribute taxable net gains and investment income to their shareholders from time to time. Furthermore, shareholders will be required to pay taxes on capital gains realized, if any, upon redemption of shares of any of these Funds.

INVESTMENT LIMITATIONS

Fundamental Limitations. Each Fund is subject to the investment limitations enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. As used in this SAI and in the Prospectus, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

1.	No Fund may invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States government or its agencies or instrumentalities are not considered to represent industries); except that (a) SA U.S. Fixed Income Fund shall invest more than 25% of its total assets in obligations of U.S. and foreign banks and bank holding companies in the circumstances described in the Prospectus under “Principal Investment Strategies;” and (b) SA Real Estate Securities Fund shall invest more than 25% of its total assets in securities of companies in the real estate industry.

2.
No Fund may with respect to 75% of the Fund’s assets, invest more than 5% of the Fund’s assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States government or its agencies or instrumentalities.

3.
No Fund may borrow money or issue senior securities (as defined in the 1940 Act), except that a Fund may borrow (i) amounts not exceeding 33 1/3% of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made and (ii) additional amounts for temporary or emergency purposes not exceeding 5% of its total assets.

4.	No Fund may pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose).

5.
No Fund may make loans of securities to other persons in excess of 33 1/3% of a Fund’s total assets, provided the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly-distributed debt obligations.

6.	No Fund may underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

7.
No Fund (except SA Real Estate Securities Fund) may purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein.

8.
No Fund may purchase securities on margin, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds may make margin deposits in connection with transactions in options, futures and options on futures.

9.
No Fund may invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by a Fund of forward foreign currency exchange contracts, financial futures contracts and options on financial futures contracts, foreign currency futures contracts, and options on securities, foreign currencies and securities indices, as permitted by the Fund’s Prospectus.

Non-Fundamental Limitations. Additional investment limitations adopted by each Fund, which may be changed by the Board of Trustees without shareholder approval, provide that a Fund may not:

1.	Invest more than 15% of its net assets (taken at market value at the time of purchase) in securities, which cannot be readily sold or disposed of within the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;

2.	Make investments for the purpose of exercising control or management; or

3.	Invest in other investment companies except as permitted under the 1940 Act.

Below are additional non-fundamental policies adopted by the Funds:

     SA U.S. Fixed Income Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in U.S. issued fixed income securities.

     SA Global Fixed Income Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in fixed income securities.

     SA U.S. Core Market Fund and SA U.S. Value Fund must under normal circumstances invest at least 80% of their respective net assets (taken at market value at the time of purchase) in securities traded on a principal U.S. exchange or on the over-the-counter market in the United States.

     SA U.S. Small Company Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in the securities of small cap companies traded on a principal U.S. exchange or on the over-the-counter market in the United States.

     SA International Small Company Fund must under normal circumstances invest, through its investments in the DFA Portfolio, and indirectly, the Underlying Funds, at least 80% of its net assets (taken at market value at the time of purchase) in securities of small companies.

     SA Emerging Markets Value Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in emerging markets investments that are defined in the Prospectus as Approved Market Securities.

     SA Real Estate Securities Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in the securities of companies in the real estate industry.

None of the above fundamental or non-fundamental limitations is intended to prevent any Fund from investing all or substantially all of its investable assets in the shares of another registered, open-end investment company in a master-feeder relationship in accordance with the terms and conditions of the 1940 Act and the rules thereunder.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s assets will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

POLICIES ON DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser and the Trust’s Board of Trustees have adopted Policies on Disclosure of Portfolio Holdings (“Disclosure Policies”), which are designed to protect the confidentiality of the Funds’ non-public portfolio holdings information and prevent inappropriate disclosure of such holdings. The Disclosure Policies are also designed to ensure disclosure of holdings information where necessary to the Trust's operation or useful to the Funds’ shareholders without compromising the integrity or performance of the Funds. The Board of Trustees may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond the restrictions imposed in the Disclosure Policies.

Individuals Empowered to Authorize Disclosure

The following officers of the Trust may authorize the disclosure of non-public information concerning the portfolio holdings of the Funds as further provided below: President, Vice President, Treasurer, Secretary, and Chief Compliance Officer (together, “Executive Officers”).

General Rule

No information concerning the portfolio holdings of the Funds may be disclosed to any third party except as provided below.

Exceptions

Disclosure to Service Providers

The Trust or the Adviser may disclose any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality imposed by law and/or contract. Such service providers may include, without limitation, the Funds’ Sub-Adviser, distributor, custodian, fund accountants, sub-administrator, securities lending agent, transfer agent, independent public accountants, attorneys, financial printer and each of their respective affiliates and advisors.

Publicly Available Information

The Adviser may publicly disclose all month-end portfolio holdings of the Funds after a 30-day delay. For example, the December 31st portfolio holdings may be publicly disclosed on January 30th. Any period of delay that ends on a weekend or other non-business day may be extended to the next following business day (but may not be accelerated to an earlier day).

The Trust provides portfolio holdings to Morningstar, Lipper and the Trust’s financial representatives (through a password-protected web site). These arrangements to provide information to these companies and financial representatives are in accordance with the minimum 30-day delay. The Trust, the Adviser, and the Adviser’s affiliates do not receive any compensation for providing this information.

Analytical Information

The Adviser may distribute the following information concerning each Fund’s month-end portfolio prior to the 30 day delay period for disclosure of portfolio holdings; provided that (a) at least 15 calendar days have elapsed since the month-end to which the information relates and (b) the information has been made publicly available via the Adviser’s website or otherwise (but not earlier than the 15 calendar day restriction).
  Top Ten Holdings. Top ten holdings and the total percentage of the Fund such aggregate holdings represent.

  Sector Holdings. Sector information and the total percentage of the Fund held in each sector.

  Other Portfolio Characteristic Data. Any other analytical data that does not identify any specific portfolio holding. Examples of permitted data include total net assets, number of holdings, market capitalization, P/E ratio, R2 and beta.
Press Interviews, Broker Discussions, etc.

Officers or employees of the Adviser or the Trust may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information previously has been publicly disclosed in accordance with the Disclosure Policies.

Confidentiality Agreement

The Disclosure Policies do not permit the non-public disclosure of portfolio holdings to individuals or entities that may request information regarding the Funds’ portfolio holdings earlier than the information becomes publicly available. However, the Trust’s Board of Trustees or the Trust’s Executive Officers may, on a case-by-case basis, determine to permit such non-public disclosure of portfolio holdings where necessary to the Trust's operation or useful to the Funds’ shareholders without compromising the integrity or performance of the Funds, so long as the party has signed a written Confidentiality Agreement, which includes a prohibition to trade on the basis of such information. For purposes of the Disclosure Policies, any Confidentiality Agreement must be in form and substance acceptable to the Trust’s Chief Compliance Officer. Currently, no parties have been granted any exceptions to the Disclosure Policies. Consequently, no parties have signed any written Confidentiality Agreements.

Additional Restrictions

The Trust’s Board of Trustees and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.

Waivers of Restrictions

The Disclosure Policies may not be waived, and no exceptions may be made, without the prior consent of the Trust’s Chief Compliance Officer. All waivers and exceptions will be disclosed to the Trust’s Board of Trustees no later than its next regularly scheduled quarterly meeting.

Disclosures Required by Law

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, the Adviser, the Trust, or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with any subpoena that appears valid on its face.

MANAGEMENT OF THE TRUST

Board of the Trust

Board Composition and Leadership Structure. The Board is responsible for managing the business and affairs of the Trust. The Board meets at least quarterly to review the investment performance of each Fund and other matters, including policies and procedures with respect to compliance with regulatory and other requirements. During the fiscal year ended June 30, 2010, the Board held four meetings, and each Board member attended at least 75% of such meetings and of meetings of the committees on which he served during the periods that he served.

Currently, all three of the Trust's Board members are not “interested persons” of the Adviser, including its affiliates, the Sub-Adviser, or the Trust (“Independent Trustees”). The Independent Trustees interact directly with the senior management of the Adviser and the Sub-Adviser at scheduled meetings and at special meetings as appropriate. The Independent Trustees regularly discuss matters outside of the presence of management and are advised by its own experienced independent legal counsel. The Board’s independent legal counsel participates in Board meetings and interacts with the Adviser. Each Independent Trustee is also a member of the Audit Committee and the Governance and Nominating Committee, and from time to time one or more Independent Trustees may be designated, formally or informally, to take the lead in addressing with management or the Board’s independent legal counsel matters or issues of concern to the Board. The Board and its committees have the ability to engage other experts as appropriate.

The Board has appointed Bryan W. Brown to act as Chairman of the Board. The Chairman’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for Board communications. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has determined that its leadership structure is appropriate in light of the services that the Adviser, the Adviser’s affiliates, and the Sub-Adviser provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board evaluates its performance on an annual basis.

Board's Oversight Role in Management. The Board's role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust have the responsibility for the day-to-day management of the Funds, which includes the responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Adviser, Sub-Adviser and other service providers, the Trust's and the Adviser's Chief Compliance Officer and portfolio management personnel. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates and the Sub-Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board's own independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser, the Sub-Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board's oversight role does not make the Board a guarantor of the Funds' investments or activities.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills. Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, are shown below.

			Number of
	Position(s) Held		Portfolios in	Other
Name,	with Trust and		Fund Complex	Trusteeships/
Address(1)	Length of Time	Principal Occupation(s)	Overseen by	Directorships
and Age	Served (2)	During Past 5 Years	Trustee	Held
Trustees:
Bryan W. Brown Age: 65	Trustee (since April 1999) Chairman (since December 2004)	Self-Employed Management Consultant (financial and technological systems) (since 1992); Chief Financial Officer, Bioexpertise, Inc. (physician’s web-based continuing education) (since 2003); Chief Financial Officer, PharmaGenias, Inc. (biotechnology and pharmaceutical clinical trial services) (2004-2008); Chief Financial Officer, DISK-IOPS (a patent licensing company in the life science industry) (since 2009).	9	Director/Officer, Friends of the California Air & Space Center (aviation museum) (since 1999).

Harold M. Shefrin Age: 62	Trustee (since April 1999)	Professor of Finance, Santa Clara University (since 1978).	9	Trustee, Masters’ Select Funds Trust (5 portfolios) (since February 2005).

Mark A. Schimbor Age: 64	Trustee (since July 2000)	Instructor in Advanced Corporate Finance, U.C. Berkeley International Diploma Program in Finance, and U.C. Berkeley Extension (since 1999); Self-Employed Management Consultant (leadership development) (since 2010); Senior Vice President, Lee Hecht Harrison (career consulting company) (2002-2009); Director, John Muir Health Foundation (1998-2007, Chairman (2005-2006).	9	Advisory Board Member, CompWest Insurance Company (since 2006).
____________________

(1)	The address of each Trustee is: LWI Financial Inc., 3055 Olin Ave., Suite 2000, San Jose, CA 95128.

(2)	Each Trustee serves for the lifetime of the Trust or until he dies, resigns, or is removed.

Each Board member has been a Trustee of the Trust for at least 10 years. Each Board member has considerable familiarity with the Trust and each Fund of the Trust, the Adviser, the Sub-Adviser, the other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his service as a Trustee of the Trust over a substantial period.

The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of Board effectiveness. However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Information about each Board member below describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses, which the Board believes has prepared them to be effective Board members.
  Bryan W. Brown – Mr. Brown is a self-employed management consultant for financial and technological systems since 1992. In addition to that role he has served as the Chief Financial Officer for various companies in the biotechnology, pharmaceutical and life science industries.

  Harold M. Shefrin –Mr. Shefrin has served as a Professor of Finance at Santa Clara University since 1978. He also serves on the Board of Trustees of another mutual fund company.

  Mark A. Schimbor – Mr. Schimbor is an instructor in advanced corporate finance at the University of California—Berkeley since 1999. From 2002 to 2009, he has also served as the Senior Vice President of Lee Hecht Harrison, a career consulting company. Mr. Schimbor has also served as a board member of an insurance company and a not-for-profit foundation.
Additional Information About the Board and its Committees

The Board has an Audit Committee consisting of all of the Independent Trustees. The Audit Committee operates pursuant to a written Audit Committee Charter. The principal functions of the Audit Committee are to: oversee the Trust’s accounting and financial reporting processes; oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; approve prior to appointment the Trust’s independent auditors, and in connection therewith, evaluate the independence of the independent auditors; review with the independent auditors the scope and results of the annual audit; and review the performance and approve all fees charged by the independent auditors for audit, audit-related and other professional services. The Audit Committee held four meetings during the fiscal year ended June 30, 2010.

The Board has a Governance and Nominating Committee consisting of all of the Independent Trustees. The Governance and Nominating Committee operates pursuant to a written Governance and Nominating Committee Charter. The principal functions of the Governance and Nominating Committee are to: annually evaluate the performance of the Board and its various committees; periodically review the composition, responsibilities and functions of the Board and each Board committee; recommend the selection and nomination of candidates for Independent Trustees, whether proposed to be appointed by the Board or to be elected by shareholders; nominate candidates for Chairman of the Board and for the various committees for selection by the Board; and review at least every two years the compensation paid to Independent Trustees. The Governance and Nominating Committee does not consider nominees recommended by the Funds’ shareholders. The Governance and Nominating Committee held one meeting during the fiscal year ended June 30, 2010.

COMPENSATION TABLE

For their services as Trustees, each Independent Trustee receives a $75,000 annual retainer fee, as well as reimbursement for expenses incurred in connection with attendance at Board and Committee meetings. The Chairman of the Board receives an additional $7,500 per year in compensation from the Trust. (Between January 1, 2010 and December 31, 2010, these amounts were $60,000 and $6,000, respectively. Prior to January 1, 2010, these amounts were $50,000 and $5,000, respectively.) Any Trustees who are “interested persons” of the Trust (of which there currently are none) and the executive officers of the Trust receive no compensation from the Trust for their respective services as trustees and officers. The following table summarizes the compensation paid by the Trust to each Independent Trustee in the fiscal year ended June 30, 2010.

			Aggregate
	Compensation from	Pension or Retirement	Compensation from the
Name of Trustee	the Trust	Benefits	Fund Complex
Bryan W. Brown	$60,500	None	$60,500
Harold M. Shefrin	$55,000	None	$55,000
Mark A. Schimbor	$55,000	None	$55,000

TRUSTEE OWNERSHIP OF FUND SHARES

As of October 1, 2010, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each of the Funds.

The tables below show the dollar range of shares of each Fund as well as the dollar range of shares of all of the Funds in the Trust beneficially owned by each Trustee as of December 31, 2009.

Dollar Range of Equity Securities in the Respective Funds

Name of	SA U.S. Fixed	SA Global Fixed	SA U.S. Core	SA U.S.	SA U.S. Small
Trustee	Income Fund	Income Fund	Market Fund	Value Fund	Company Fund
Bryan W. Brown	None	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000
Harold M. Shefrin	$50,001-$100,000	None	$10,001 - $50,000	$10,001 - $50,000	$1 - $10,000
Mark A. Schimbor	None	None	None	None	None

		SA International	SA Emerging
	SA International	Small Company	Markets Value	SA Real Estate
Name of Trustee	Value Fund	Fund	Fund	Securities Fund
Bryan W. Brown	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	None
Harold M. Shefrin	$10,001 - $50,000	$1 - $10,000	None	None
Mark A. Schimbor	None	None	$10,001 - $50,000	$10,001 - $50,000

Aggregate Dollar Range of Equity Securities
in the Trust and All Registered Investment
Companies in the Family of Investment
Name of Trustee	Companies Overseen by the Trustees
Bryan W. Brown	Over $100,000
Harold M. Shefrin	Over $100,000
Mark A. Schimbor	$50,001-$100,000

As of December 31, 2009, no Trustee or any of their immediate family members owned beneficially or of record any securities of, or had any direct or indirect material interest in, the Adviser, the Sub-Adviser, or the Distributor or any person controlling, controlled by or under common control with such persons.

Officers of the Trust

Position(s) Held
Name,	with Trust and
Address(1) and	Length of Time
Year of Birth	Served (2)	Principal Occupation(s) During Past 5 Years
Alexander B. Potts Year of Birth: 1967	President and Chief Executive Officer (since January 2009).	President and Chief Executive Officer, LWI Financial Inc., Loring Ward Securities Inc. and Loring Ward Group Inc. (since January 2009); President and Chief Executive Officer, Werba Reinhard, Inc. (since 2008); Consultant, Werba Reinhard, Inc. (2007); Executive Vice President and Chief Operating Officer, LWI Financial Inc. (2006-2007); President and Chief Executive Officer, Loring Ward Securities Inc. (1999-2005).

Michael Clinton Year of Birth : 1966	Chief Financial and Accounting Officer and Treasurer (since March 2009).
Chief Financial Officer, Chief Operating Officer and Treasurer, LWI Financial Inc., Loring Ward Securities Inc. and Loring Ward Group Inc. (since March 2009); Treasurer and Chief Financial Officer, Werba Reinhard, Inc. (since March 2009); Vice President of Fund Administration, Charles Schwab Investment Management (2004-2009).

Christopher D. Stanley Year of Birth: 1983	Vice President, Chief Legal Officer, Anti-Money Laundering Compliance Officer and Chief Compliance Officer (since March 2011).	Chief Legal Officer, LWI Financial Inc. and Loring Ward Securities Inc. (since February 2011); Director of Compliance and Associate Anti-Money Laundering Compliance Officer, LWI Financial Inc. and Loring Ward Securities Inc. (November 2009 to February 2011).

Joni Clark Year of Birth: 1966	Chief Investment Officer (since March 2010).	Executive Vice President and Chief Investment Officer, LWI Financial Inc. (since June 2010); Chief Investment Strategist, LWI Financial Inc. (2007-June 2010); Investment Committee Member, LWI Financial Inc. (2003 – 2007); Senior Manager of Investment Services, Assante Global Advisors, Inc. and LWI Financial Inc. (2002-2007).

Marcy Tsagarakis Year of Birth: 1971	Secretary (since June 2006).	Director of Fund Administration, LWI Financial Inc. (since 2005); Vice President, LWI Financial Inc. and Loring Ward Securities Inc. (since 2007).
____________________

(1)	The address of each officer is: LWI Financial Inc., 3055 Olin Ave., Suite 2000, San Jose, CA 95128.

(2)	The Trust’s officers are appointed annually by the Board, and each officer serves until he or she dies, resigns or is removed.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor each has adopted a code of ethics as required by applicable law, each of which is designed to prohibit affiliated persons of the Trust, the Adviser, the Sub-Adviser and/or the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics permit, subject to certain restrictions, the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. Each code of ethics, filed as exhibits to the registration statement, of which this SAI is a part, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Trust has adopted proxy voting policies and procedures that delegate to the Sub-Adviser the authority to vote proxies for the Funds, subject to the oversight of the Trustees. The Sub-Adviser votes proxies in accordance with its Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Sub-Adviser. The Voting Guidelines are largely based on those developed by RiskMetrics Group, Inc. (“RMG”), an independent third party service provider, except with respect to certain matters for which the Sub-Adviser has modified the standard voting guidelines. A concise summary of the Voting Guidelines is provided in Appendix A attached hereto.

The Investment Committee at the Sub-Adviser is generally responsible for overseeing the Sub-Adviser’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (“Committee”) composed of certain officers, directors and other personnel of the Sub-Adviser and has delegated to its members the authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Sub-Adviser to vote proxies on behalf of the Funds, including all authorized traders of the Sub-Adviser.

The Sub-Adviser votes (or refrains from voting) proxies in a manner consistent with the best interests of the Funds as understood by the Sub-Adviser at the time of the vote. Generally, the Sub-Adviser analyzes proxy statements on behalf of the Funds in accordance with the Voting Policies and the Voting Guidelines. Most proxies that the Sub-Adviser receives will be voted in accordance with the Voting Guidelines. Since most proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for the Sub-Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Sub-Adviser during the proxy voting process. However, the Voting Policies do address the procedures to be followed if a material conflict of interest arises between the interests of the Funds and the interests of the Sub-Adviser or its affiliates. If a Committee member has actual knowledge of a material conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of RMG), the Committee member will bring the vote to the Committee, which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Funds. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Fund in the circumstances described in this paragraph, the Sub-Adviser will report annually on such determinations to the Adviser, as applicable.

The Sub-Adviser will usually vote proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making; however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Sub-Adviser reserves the right to vote counter to the Voting Guidelines if, after a review of the matter, the Sub-Adviser believes that the best interests of a Fund would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee. To the extent that the Voting Guidelines do not cover potential voting issues, the Sub-Adviser will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Sub-Adviser believes would be in the best interests of the Fund.

The Sub-Adviser votes (or refrains from voting) proxies in a manner that the Sub-Adviser determines is in the best interests of a Fund and that seeks to maximize the value of that Fund’s investments. In some cases, the Sub-Adviser may determine that it is in the best interests of a Fund to refrain from exercising proxy voting rights. The Sub-Adviser may determine that voting is not in the best interest of a Fund and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Sub-Adviser, exceed the expected benefits of voting. For securities on loan, the Sub-Adviser will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Sub-Adviser’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Sub-Adviser recalling loaned securities in order to ensure they are voted. The Sub-Adviser does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of the Fund’s investment and that it is in the Fund’s best interests to do so. In cases where the Sub-Adviser does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Sub-Adviser) prior to the proxy-voting deadline, the Sub-Adviser may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local restrictions, customs, and other requirements or restrictions. The Sub-Adviser does not vote proxies of non-U.S. companies if the Sub-Adviser determines that the expected economic costs from voting outweigh the anticipated economic benefits to a Fund associated with voting. The Sub-Adviser determines whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally implements uniform voting procedures for all proxies of companies in a country. The Sub-Adviser periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio-by-portfolio and country-by-country basis, in order to determine if there have been any material changes that would affect the Sub-Adviser’s decision of whether or not to vote. In the event the Sub-Adviser is made aware and believes that an issue to be voted is likely to materially affect the economic value of a Fund, that its vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits of voting the proxies exceed the costs, the Sub-Adviser will make every reasonable effort to vote such proxies.

The Sub-Adviser has retained Institutional Shareholder Services, Inc., which was acquired by RMG, to provide certain services with respect to proxy voting. RMG provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the Funds and provides reports concerning the proxies voted. In addition, the Sub-Adviser may retain the services of supplemental third party proxy service providers to provide research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines. Although the Sub-Adviser may consider the recommendations of third party proxy service providers on proxy issues, the Sub-Adviser remains ultimately responsible for all proxy voting decisions.

Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available on about August 31st (1) without charge, upon request, by calling the Funds at (800) 366-7266 and (2) on the SEC’s website at http://www.sec.gov.

With respect to voting by the SA International Small Company Fund of shares it holds in the DFA Portfolio, on any matter on which a vote of shareholders of the DFA Portfolio is sought and with respect to which the Fund is entitled to vote, the Trust will either seek instructions from the Fund’s shareholders with regard to the voting of all proxies with respect to shares of the DFA Portfolio and vote such proxies only in accordance with such instructions, or vote the shares of the DFA Portfolio held by the Fund in the same proportion as the vote of all other holders of shares of the DFA Portfolio. Each investor in the DFA Portfolio will be entitled to vote in proportion to its relative beneficial interest in the portfolio. If there are other investors in the DFA Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all DFA Portfolio investors; indeed, if other investors hold a majority interest in the DFA Portfolio, they could have voting control of the DFA Portfolio.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 1, 2010, the following persons were known to the Funds to own, beneficially or of record, more than 5% of the outstanding shares of a Fund:

		PERCENTAGE OF
FUND	NAME AND ADDRESS	RECORD OWNERSHIP
SA U.S. Fixed Income Fund	Charles Schwab & Co., Inc. (1)	30.30%

SA Global Fixed Income Fund	Charles Schwab & Co., Inc. (1)	33.81%

SA U.S. Core Market Fund	Charles Schwab & Co., Inc. (1)	39.64%

SA U.S. Value Fund	Charles Schwab & Co., Inc. (1)	39.02%

SA U.S. Small Company Fund	Charles Schwab & Co., Inc. (1)	40.46%

SA International Value Fund	Charles Schwab & Co., Inc. (1)	39.46%

SA International Small Company Fund	Charles Schwab & Co., Inc. (1)	40.12%

SA Emerging Markets Value Fund	Charles Schwab & Co., Inc. (1)	39.69%

SA Real Estate Securities Fund	Charles Schwab & Co., Inc. (1)	35.37%
____________________

(1)	Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151

INVESTMENT ADVISORY AND OTHER SERVICES

The Trust has no employees. To conduct its day-to-day activities, the Trust has hired a number of service providers. Each service provider performs a specific function on behalf of the Trust, as described below.

INVESTMENT ADVISER AND SUB-ADVISER

The Trust, on behalf of each Fund, has entered into an Investment Advisory and Administrative Services Agreement (the “Agreement”) with the Adviser. The Adviser is an indirect, wholly-owned subsidiary of Werba Reinhard, Inc., a U.S. company based in San Jose, California. Werba Reinhard, Inc. is controlled by Eli Reinhard through his sole ownership interest in Arcadia Loring Ward, LLC and Mr. Reinhard’s role as the trustee of nine separate trusts administered for the benefit of Mr. Reinhard’s family, each of which has an ownership interest in Werba Reinhard, Inc.

The Agreement has an initial term of two years from its effective date with respect to a Fund and continues in effect with respect to such Fund (unless terminated sooner) if its continuance is specifically approved annually by (a) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board of Trustees. The Agreement is terminable with respect to a Fund by a vote of the Board of Trustees, or with respect to a Fund, by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days’ written notice to the Adviser. The Adviser may also terminate its advisory relationship with respect to a Fund without penalty on 60 days’ written notice to the Trust, as applicable. The Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The Adviser acts as investment manager to the Funds. The Adviser supervises and monitors the implementation of the Funds’ investment programs by the Sub-Adviser. For the advisory services provided, the table below indicates the annual fee rate the Adviser is entitled to receive from each Fund computed daily and payable monthly as a percentage of the average daily net assets of each Fund.

Annual Fee Rate
Fund	(as a percentage of average daily net assets)
SA U.S. Fixed Income Fund	0.30%
SA Global Fixed Income Fund	0.65%
SA U.S. Core Market Fund	0.65%
SA U.S. Value Fund	0.65%
SA U.S. Small Company Fund	0.65%
SA International Value Fund	0.65%
SA International Small Company Fund	0.65%
SA Emerging Markets Value Fund	0.65%
SA Real Estate Securities Fund	0.65%

The Adviser oversees the administration of the Trust’s business and affairs and provides certain services required for effective administration of the Trust. For the administrative services provided, the Adviser is entitled to a fee from each Fund computed daily and payable monthly at the annual rate of 0.10% of the average daily net assets of each Fund.

In addition to the fees for advisory and administrative services, the Trust pays the Adviser the fees of the Sub-Adviser. The Adviser in turn pays these fees to the Sub-Adviser.

With respect to the SA Global Fixed Income Fund, SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund and the SA International Small Company Fund, the Adviser has contractually agreed to waive the fees payable to it under the Agreement and/or to reimburse the operating expenses allocated to a Fund to the extent the Fund’s operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses and, with respect to the SA U.S. Core Market Fund, expenses incurred by that Fund’s investment in the U.S. Micro Cap Portfolio and, with respect to SA International Small Company Fund, expenses incurred by that Fund’s investment in the DFA Portfolio and the Underlying Funds) exceed, in the aggregate, the rate per annum, as set forth below. Such waiver and/or reimbursement is calculated after taking into account any fees or expenses that have been voluntarily waived. This agreement to waive fees and/or reimburse operating expenses with respect to these Funds will remain in effect until July 15, 2012, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary.

With respect to the SA U.S. Fixed Income Fund, SA Emerging Markets Value Fund and SA Real Estate Securities Fund, the Adviser has contractually agreed to waive the fees payable to it under the Agreement and/or to reimburse the operating expenses allocated to a Fund to the extent the Fund’s operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) exceed, in the aggregate, the rate per annum, as set forth below. Such waiver and/or reimbursement is calculated after taking into account any fees or expenses that have been voluntarily waived. This agreement to waive fees and/or reimburse operating expenses with respect to these Funds will remain in effect until February 28, 2017, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary.

Fund	Expense Limitation
SA U.S. Fixed Income Fund	0.65%
SA Global Fixed Income Fund	0.85%
SA U.S. Core Market Fund	1.00%
SA U.S. Value Fund	1.05%
SA U.S. Small Company Fund	1.20%
SA International Value Fund	1.45%
SA International Small Company Fund	1.10%
SA Emerging Markets Value Fund	1.45%
SA Real Estate Securities Fund	1.00%

Under the Agreement, the Adviser may elect to recapture any amounts waived or reimbursed subject to the following conditions: (1) reimbursement must be made within three years from the end of the year in which the waiver/reimbursement is made, (2) the Board of Trustees must approve the reimbursement, (3) reimbursement will be made if, and to the extent that, the Fund does not exceed its operating expense limitation after giving effect to the reimbursement and (4) the Adviser may not request or receive reimbursements for the reductions and waivers before payment of the relevant Fund’s operating expenses for the current year.

The Adviser and the Trust have entered into an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”), with the Sub-Adviser. Under the terms of the Sub-Advisory Agreement, the Sub-Adviser provides sub-advisory services to each Fund. Subject to supervision of the Adviser, the Sub-Adviser is responsible for the management of all assets of the Funds, including decisions regarding purchases and sales of portfolio securities by the Funds. The Sub-Adviser is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of brokerage commissions in connection therewith.

Dimensional Holdings Inc. ("Dimensional Holdings") is the general partner of the Sub-Adviser, and directly and indirectly, owns all of the partnership interest of the Sub-Adviser. David G. Booth and Rex A. Sinquefield, directors and/or officers of Dimensional Holdings, and shareholders of more than 50% of Dimensional Holding’s outstanding stock, may be deemed controlling persons of the Sub-Adviser.

For the sub-advisory services it provides to each Fund (other than SA International Small Company Fund), Dimensional is entitled to a fee computed daily and payable monthly at an annual rate based on each Fund’s average daily net assets as set forth below. Because the Sub-Adviser receives administration fees from the DFA Portfolio in which SA International Small Company Fund invests and investment advisory fees from the DFA Portfolio’s Underlying Funds, Dimensional has agreed that it will not receive a sub-advisory fee for its services to SA International Small Company Fund. In addition, the Sub-Adviser will not receive any sub-advisory fee for its sub-advisory services to SA U.S. Core Market Fund with respect to the Fund’s assets invested in the U.S. Micro Cap Portfolio. For its management services, the Sub-Adviser receives an investment advisory fee from the U.S. Micro Cap Portfolio.

Annual Fee Rate
Fund	(as a percentage of average daily net assets)
SA U.S. Fixed Income Fund	0.10%
SA Global Fixed Income Fund	0.05%
SA U.S. Core Market Fund	0.05%
SA U.S. Value Fund	0.10%
SA U.S. Small Company Fund	0.35%
SA International Value Fund	0.20%
SA Emerging Markets Value Fund	0.50%
SA Real Estate Securities Fund	0.15%

The Sub-Advisory Agreement has an initial term of two years from its effective date with respect to a Fund and continues in effect with respect to such Fund (unless terminated sooner) if its continuance is specifically approved annually by (a) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board of Trustees. The Sub-Advisory Agreement is terminable by a vote of the Board of Trustees, or with respect to a Fund, by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days’ written notice to the Sub-Adviser. The Adviser and the Sub-Adviser may also terminate the Sub-Advisory Agreement as to all Funds on not less than one year’s written notice to the Trust. The Sub-Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Set forth below are the gross advisory and sub-advisory fees for the Funds and the advisory and sub-advisory fees waived or reimbursed for the periods indicated.

	Fiscal Year		Fiscal Year		Fiscal Year
	Ended June 30, 2010		Ended June 30, 2009		Ended June 30, 2008
		Advisory/		Advisory/		Advisory/
	Gross	Sub-	Gross	Sub-	Gross	Sub-
	Advisory/	Advisory	Advisory/	Advisory	Advisory/	Advisory
	Sub-	Fees	Sub-	Fees	Sub-	Fees
	Advisory	Waived/	Advisory	Waived/	Advisory	Waived/
Fund	Fees	Reimbursed	Fees	Reimbursed	Fees	Reimbursed
SA U.S. Fixed Income	$776,928	$503,586	$590,293	$421,649	$328,213	$338,741
Fund
SA Global Fixed Income	$3,095,418	$1,403,642	$3,369,869	$1,509,522	$4,372,903	$1,808,704
Fund
SA U.S. Core Market	$2,412,633	$639,920	$2,432,725	$702,908	$4,055,054	$812,402
Fund
SA U.S. Value Fund	$1,878,246	$556,259	$1,595,901	$519,503	$2,595,758	$582,446
SA U.S. Small Company	$2,101,760	$774,384	$1,848,371	$760,572	$2,900,196	$899,872
Fund
SA International Value	$3,930,791	$0	$3,556,822	$0	$6,226,660	$0
Fund
SA International Small	$1,192,437	$153,408	$1,021,678	$185,664	$1,740,785	$65,623
Company Fund
SA Emerging Markets	$659,062	$378,982	$387,727	$332,353	$429,817	$371,370
Value Fund
SA Real Estate	$377,908	$318,162	$231,515	$294,575	$245,614	$304,399
Securities Fund

Set forth below are the fees paid to the Adviser, in its capacity as the administrator, for the periods indicated.

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2010	June 30, 2009	June 30, 2008
SA U.S. Fixed Income Fund	$194,232	$147,573	$82,053
SA Global Fixed Income Fund	$442,203	$481,410	$624,701
SA U.S. Core Market Fund	$346,543	$349,429	$582,455
SA U.S. Value Fund	$250,433	$212,787	$346,101
SA U.S. Small Company Fund	$210,176	$184,837	$290,020
SA International Value Fund	$462,446	$418,450	$732,548
SA International Small Company	$183,452	$157,181	$267,813
Fund
SA Emerging Markets Value Fund	$57,310	$33,716	$37,376
SA Real Estate Securities Fund	$47,239	$28,939	$30,702

The Adviser and the Trust have received exemptive relief from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees of the Trust, is permitted to appoint sub-advisers for the Funds and supervise and monitor the performance of each sub-adviser. The exemptive relief also permits the Adviser, subject to approval by the Board, to terminate and replace sub-advisers or amend sub-advisory agreements without shareholder approval when the Adviser and the Trustees believe such action will benefit a Fund and its shareholders. As of the date of this SAI, only SA U.S. Fixed Income Fund, SA Emerging Markets Value Fund, and SA Real Estate Securities Fund may rely on this exemptive relief. The other Funds may not rely on this exemptive relief and must obtain shareholder approval to take such actions.

The following individuals are affiliated persons of the Trust and of the Adviser: Alexander B. Potts, Michael Clinton, Christopher D. Stanley, Joni Clark and Marcy Tsagarakis. The capacities in which each such individual is affiliated with the Trust and the Adviser is set forth above under “Trustees and Officers.”

The Adviser may, from time to time, pay certain financial intermediaries an administrative and service fee for services provided by those parties in connection with educating and servicing clients who purchase shares of the Funds. Shareholders who purchase or redeem shares of the Funds through an account at a securities firm or another financial intermediary may be charged transaction fees by that intermediary. Under certain circumstances, the Adviser rather than the shareholder, may pay the financial intermediary such transaction fees. The Adviser will make such payments out of its own resources and without additional cost to the Funds or their shareholders.

DISTRIBUTOR

Loring Ward Securities Inc. acts as the distributor for the Trust and has entered into a “best efforts” distribution agreement with the Trust, under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor’s principal office is located at 3055 Olin Avenue, Suite 2000, San Jose, California 95128. The Distributor is an affiliate of the Adviser. The Distributor receives no compensation from the Funds for distribution of the Funds’ shares.

Alexander B. Potts, Michael Clinton, Christopher D. Stanley, Joni Clark and Marcy Tsagarakis are affiliated persons of the Trust and of the Distributor.

SHAREHOLDER SERVICING AGENT

Under a Shareholder Servicing Agreement with the Trust, the Adviser acts as a Shareholder Servicing Agent and performs various services for the Funds, including establishing a toll-free telephone number for shareholders of each Fund to use to obtain up-to-date account information; making available to shareholders quarterly and other reports with respect to the performance of each Fund; and providing shareholders with such information regarding the operations and affairs of each Fund, and their investment in its shares, as the shareholders or the Board of Trustees may reasonably request. For these services, the Adviser is paid a service fee that is calculated daily and paid monthly at the annual rate of 0.25% of the average daily net assets of each Fund. The reports and other information mentioned above are available to shareholders and may be obtained by calling (800) 366-7266.

The table below sets forth the fees paid to the Shareholder Servicing Agent for the periods indicated.

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2010	June 30, 2009	June 30, 2008
SA U.S. Fixed Income Fund	$485,580	$368,934	$205,134
SA Global Fixed Income Fund	$1,105,507	$1,203,524	$1,561,751
SA U.S. Core Market Fund	$866,358	$873,573	$1,456,138
SA U.S. Value Fund	$626,082	$531,967	$865,253
SA U.S. Small Company Fund	$525,440	$462,093	$725,049
SA International Value Fund	$1,156,115	$1,046,124	$1,831,371
SA International Small Company	$458,630	$392,953	$669,533
Fund
SA Emerging Markets Value Fund	$143,274	$84,289	$93,438
SA Real Estate Securities Fund	$118,096	$72,349	$76,754

SUB-ADMINISTRATOR

State Street Bank and Trust Company (“State Street”), whose principal business address is 801 Pennsylvania Avenue, Kansas City, MO 64105, serves as the sub-administrator for the Trust, pursuant to a sub-administration agreement, as amended (the “Sub-Administration Agreement”), with the Adviser and the Trust.

Under the Sub-Administration Agreement, State Street has agreed to oversee the computation of each Fund’s net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC. For providing these services, State Street receives a fee which is calculated daily and paid monthly at an annual rate based on the average daily net assets of the Funds as follows: 0.02% on the first $1.5 billion of net assets and 0.0175% on net assets over $1.5 billion. There is a minimum annual charge of $68,700 per Fund. Fees are calculated for the fund complex and then allocated to the Funds based upon each Fund’s total net assets, which may cause a Fund to pay less than the minimum annual charge.

The table below sets forth the fees paid by the Trust to State Street, in its capacity as the sub-administrator, for the periods indicated.

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2010	June 30, 2009	June 30, 2008
SA U.S. Fixed Income Fund	$57,724	$54,581	$21,620
SA Global Fixed Income Fund	$125,418	$156,043	$134,583
SA U.S. Core Market Fund	$102,524	$111,244	$124,367
SA U.S. Value Fund	$76,426	$69,201	$75,845
SA U.S. Small Company Fund	$64,593	$60,796	$64,434
SA International Value Fund	$139,192	$130,393	$154,278
SA International Small Company	$54,752	$49,528	$55,361
Fund
SA Emerging Markets Value Fund	$21,556	$15,420	$12,947
SA Real Estate Securities Fund	$18,114	$14,124	$11,556

CUSTODIAN

State Street, John Adams Building, 1776 Heritage Drive, North Quincy, MA 02171 is the custodian of each Fund’s assets pursuant to a custodian agreement (the “Custody Contract”) with the Trust. State Street is also the custodian with respect to the custody of foreign securities held by the Funds. Under the Custody Contract, State Street (i) holds and transfers portfolio securities of each Fund, (ii) accepts receipts and makes disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on each Fund’s securities and (iv) makes periodic reports to the Board of Trustees concerning the Funds’ operations.

TRANSFER AND DIVIDEND-DISBURSING AGENT

The Trust has hired State Street to serve as the transfer and dividend-disbursing agent for the Funds. State Street has in turn delegated the performance of these services to Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169.

COUNSEL

The law firm of K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, serves as the independent registered public accounting firm for the Trust, providing audit and accounting services including examination of each Fund’s annual financial statements, assistance and consultation with respect to the preparation of filings with the SEC, and review of income tax returns and excise tax returns (if any).

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of Dimensional. The portfolio managers and portfolio traders also make daily investment decisions regarding the Funds including running buy and sell programs based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts of all other portfolio managers with respect to the day-to-day management of each category of Funds indicated.

Domestic equity funds (includes SA U.S. Core Market Fund, SA U.S. Value
Fund, SA U.S. Small Company Fund and SA Real Estate Securities Fund)	Stephen A. Clark

International equity funds (includes SA International Value Fund,	Stephen A. Clark,
SA International Small Company Fund and SA Emerging Markets Value Fund)	Karen E. Umland,
Joseph H. Chi and
Jed S. Fogdall

Fixed income funds (includes SA U.S. Fixed Income Fund and SA Global	Stephen A. Clark and
Fixed Income Fund)	David A. Plecha

Investments in Each Portfolio

As of June 30, 2010, Stephen A. Clark, Karen E. Umland and David A. Plecha and his or her immediate family did not own shares of any Fund. As of September 30, 2010, Messrs. Chi and Fogdall and their immediate family did not own shares of any Fund.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined by Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Funds or other accounts that the portfolio managers manage or on the value of assets held in the Funds’ portfolios. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation, as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

Base salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

Semi-Annual Bonus. Each portfolio manager may receive a bonus that is based on the factors described above. The bonus is paid two times per year.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of Dimensional as determined from time to time by the Board of Directors of Dimensional or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers are given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on the overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Other Managed Accounts

In addition to the Funds, each portfolio manager manages (1) other U.S. registered investment companies advised or sub-advised by Dimensional, (2) other pooled investment vehicles that are not U.S. registered mutual funds and (3) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Number of Accounts Managed and Total
Name of Portfolio Manager	Assets by Category1
Stephen A. Clark
92 U.S. registered mutual funds with approximately $117,387 million in total assets under management.

20 unregistered pooled investment vehicles with approximately $22,204 million in total assets under management. Out of these unregistered pooled investment vehicles, one investor in an unregistered pooled investment vehicle with total assets of approximately $202 million pays a performance-based advisory fee.

71 other accounts with approximately $9,148 million in total assets under management. Out of these other accounts, one client in a separately managed account with total assets of approximately $629 million pays a performance-based advisory fee.

Karen E. Umland
41 U.S. registered mutual funds with approximately $50,722 million in total assets under management.

4 unregistered pooled investment vehicles with approximately $1,152 million in total assets under management.

24 other accounts with approximately $6,081 million in total assets under management. Out of these other accounts, one client in a separately managed account with total assets of approximately $629 million pays a performance-based advisory fee.

Joseph H. Chi
41 U.S. registered mutual funds with approximately $50,722 million in total assets under management.

4 unregistered pooled investment vehicles with approximately $1,152 million in total assets under management.

24 other accounts with approximately $6,081 million in total assets under management. Out of these other accounts, one client in a separately managed account with total assets of approximately $629 million pays a performance-based advisory fee.

Jed S. Fogdall
41 U.S. registered mutual funds with approximately $50,722 million in total assets under management.

4 unregistered pooled investment vehicles with approximately $1,152 million in total assets under management.

24 other accounts with approximately $6,081 million in total assets under management. Out of these other accounts, one client in a separately managed account with total assets of approximately $629 million pays a performance-based advisory fee.

David A. Plecha
18 U.S. registered mutual funds with $22,244 million in total assets under management.

9 unregistered pooled investment vehicles with approximately $16,008 million in total assets under management.

4 other accounts with approximately $19 million in total assets under management.

____________________

1 This information is provided as of August 31, 2010.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one Fund and other accounts. Other accounts include registered mutual funds (other than the Funds covered by this SAI), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, “Accounts”). An Account may have similar investment objectives to a Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Fund. Actual or apparent conflicts of interest include:

Time Management. The management of multiple Funds and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or Account. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

Investment Opportunities. It is possible that at times identical securities will be held by more than one Fund and/or Account. However, positions in the same security may vary, and the length of time that any Fund or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or Account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple Funds and Accounts.

Broker Selection. With respect to securities transactions for the Funds, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous transactions for a Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the Account.

Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to the Funds and Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise because he or she may have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Funds and other Accounts for which they have portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Subject to the general supervision of the Board, the Sub-Adviser makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the Funds.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

Over-the-counter issues, including corporate debt and government securities, are normally traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Sub-Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from and sold to dealers includes a dealer’s mark-up or markdown.

The Sub-Adviser will place portfolio transactions with a view to receiving the best price and execution.

Transactions may be placed with brokers who provide the Sub-Adviser with investment research, such as reports concerning individual issuers, industries and general economic and financial trends, and other research services. The Sub-Advisory Agreement permits the Sub-Adviser to cause the Funds to pay a broker or dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker or dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Funds.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Sub-Adviser and does not reduce the sub-advisory fees payable to the Sub-Adviser. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the Sub-Adviser exercises investment discretion. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Investment decisions for each Fund and for other investment accounts managed by the Sub-Adviser are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Portfolio securities will not be purchased from or sold to the Adviser, the Sub-Adviser, the Distributor or any affiliated person (as defined in the 1940 Act) of the foregoing entities except to the extent permitted by SEC exemptive orders or by applicable law. A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Adviser, Sub-Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Trust’s Board of Trustees in accordance with Rule 10f-3 under the 1940 Act.

The table below sets forth the aggregate dollar amount of brokerage commissions paid by the Funds for the periods indicated:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2010	June 30, 2009	June 30, 2008
SA U.S. Fixed Income Fund	$0	$0	$0
SA Global Fixed Income Fund	$0	$0	$0
SA U.S. Core Market Fund	$35,220	$76,929	$15,013
SA U.S. Value Fund	$80,196	$132,056	$44,999
SA U.S. Small Company Fund	$63,760	$109,362	$135,395
SA International Value Fund	$105,166	$125,115	$143,225
SA International Small Company	$0	$0	$0
Fund
SA Emerging Markets Value Fund	$28,239	$18,209	$39,184
SA Real Estate Securities Fund	$6,804	$11,637	$10,782

The substantial increases or decreases in the amount of brokerage commissions paid by certain Funds from year to year indicated in the foregoing table resulted from increases or decreases in the amount of securities that were bought and sold by those Funds.

The Trust is required to identify the amount of transactions and related commissions for any brokerage transaction directed to a broker for research services during the last fiscal year. For the fiscal year ending June 30, 2010, the Trust had $382,909,009 in brokerage transactions directed to brokers for research services with $29,596 in related commissions.

The Trust is required to identify the securities of its or its parent companies’ regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) held by the Funds as of the close of their most recent fiscal year and state the value of such holdings. As of June 30, 2010, the Trust held securities of the following regular brokers or dealers.

As of June 30, 2010
SA U.S. Core Market Fund
Investment Technology Group, Inc.	$24,090

SA U.S. Small Company Fund
Investment Technology Group, Inc.	$155,782

SA International Value Fund
Credit Suisse Group AG	$8,985,961
UBS Securities	$2,320,573
Macquarie	$729,964

PORTFOLIO TURNOVER

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

The table below sets forth the portfolio turnover rates of each Fund for the periods noted:

	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2010	June 30, 2009
SA U.S. Fixed Income Fund	104%	46%
SA Global Fixed Income Fund	29%	53%
SA U.S. Core Market Fund	6%	7%
SA U.S. Value Fund	28%	42%
SA U.S. Small Company Fund	13%	13%
SA International Value Fund	20%	27%
SA International Small Company Fund	N/A	N/A
SA Emerging Markets Value Fund	25%	11%
SA Real Estate Securities Fund	3%	7%

For the fiscal year ended June 30, 2010, SA U.S. Fixed Income Fund’s portfolio turnover rate was unusually high primarily due to the Sub-Adviser’s purchase, on behalf of the Fund, of securities in the highest expected return segment of the yield curve, which had a short maturity of 12 to 24 months. Such securities increased from approximately 59% of the Fund’s holdings to approximately 98% of the Fund’s holdings during that fiscal year.

INFORMATION CONCERNING SHARES

The Trust is a Delaware statutory trust. Under the Trust’s Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Currently, the Trust’s Board of Trustees has authorized the issuance of an unlimited number of shares of beneficial interest in the Trust, representing interests in nine separate series, each of which is a Fund.

In the event of a liquidation or dissolution of the Trust, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Funds, of any general assets not belonging to any particular Fund that are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

Shares of the Trust have non-cumulative voting rights and, accordingly, the holders of a plurality of the Trust’s outstanding shares may elect all of the Trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Trust.

Shareholder meetings to elect Trustees will not be held unless and until such time as determined by the Trust or required by law. At that time, the Trustees then in office will call a shareholders’ meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Meetings of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION INFORMATION

Purchases and redemptions are discussed in the Funds’ Prospectus, and such information is incorporated herein by reference.

The Funds will be open on days that the New York Stock Exchange (“NYSE”) is open and will generally be closed on days the NYSE is closed. As of the date of this SAI, the NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase and redemption requests will not be processed on days the Funds are closed.

Retirement Plans. Shares of any Fund may be purchased in connection with various types of tax-advantaged retirement plans, including individual retirement accounts (“IRAs”), Roth IRAs, 401(k) plans, deferred compensation plans for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs (SEP-IRAs). An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. An annual custodial fee is also charged on IRAs. This custodial fee is due by December 15 of each year and may be paid by check or shares liquidated from a shareholder’s account.

In-Kind Purchases. Payment for shares may, in the discretion of the Sub-Adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. For further information about this form of payment, please contact the Adviser. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Funds; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund. The Fund must also receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it and (ii) the securities are in proper form for transfer to the Fund.

Redemption In-Kind. Redemption proceeds are normally paid in cash; however, each Fund reserves the right to pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash. Redemption in-kind will be made in conformity with applicable rules of the SEC taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Board of Trustees determines to be fair and equitable. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the class’ net asset value during any 90-day period. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash.

Other Redemption Information. The Funds reserve the right to suspend or postpone redemptions during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (ii) the NYSE is closed for other than customary weekend and holiday closings, (iii) the SEC has by order permitted such suspension or postponement for the protection of the shareholders, or (iv) an emergency exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

The Funds may involuntarily redeem an investor’s shares if the total net asset value of such investor’s holding in the Funds is less than $10,000, provided that involuntary redemptions will not result from fluctuations in the value of an investor’s shares. A notice of redemption, sent by first-class mail to the investor’s address of record, will fix a date not less than 60 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $10,000 or more. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

TAXES

The following section summarizes certain federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative authorities as of the date of this SAI, all of which are subject to change, which may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences thereof arising under the laws of any state, locality, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

Each Fund (which is treated as a separate corporation for federal tax purposes) intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”). As such, a Fund will not be subject to federal income tax on its net investment income and realized net capital gains that it distributes to its shareholders, provided that it distributes at least 90% of its investment company taxable income, (if any) -- consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deductions for dividends paid -- for the taxable year (“Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during a taxable year or, under specified circumstances, within twelve months after the close of a taxable year will satisfy the Distribution Requirement for that year.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or those currencies, and (b) net income from interests in "qualified publicly traded partnerships" ("QPTP") (“Income Requirement”).

Moreover, at the close of each quarter of its taxable year, (1) at least 50% of the value of a Fund’s assets must consist of cash and cash items, government securities, securities of other RICs, and securities of other issuers limited, in respect of any one issuer, to not more than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer (equity securities of QPTPs are considered voting securities for these purposes), and (2) no more than 25% of the value of a Fund’s total assets may be invested in (a) the securities (other than government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs ("Diversification Requirements"). A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)") other than a partnership at least 90% of the gross income of which satisfies the Income Requirement.

If, for any taxable year, any Fund did not qualify for treatment as a RIC, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to its shareholders. In that event, all distributions, including distributions of net capital gain (as defined below), would be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits (except that, for individual shareholders, the part thereof that is “qualified dividend income,” see below, would be subject to federal income tax at the rate for net capital gain -- a maximum of 15% through the end of 2010 (which rate, if extended, may increase to 20% for subsequent years); those distributions also would be eligible for the dividends-received deduction for corporate shareholders under certain circumstances.

Although each Fund expects to continue to qualify for treatment as a RIC and thereby be relieved of all or substantially all federal income tax, a Fund may be subject to the tax laws of states or localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax (“Excise Tax”). To prevent imposition of the Excise Tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. Each Fund intends to make its distributions in accordance with this requirement so as to avoid liability for the Excise tax.

TAXATION OF FUND DISTRIBUTIONS

Each Fund may designate distributions of investment income it derives from dividends of most U.S. corporations (excluding, in general, most dividends from REITs) and some foreign corporations as qualified dividend income, provided that certain holding period and other requirements are met by the Fund. Fund dividends designated as qualified dividend income will be taxed in the hands of individuals at the rates applicable to net capital gain (a maximum of 15%, except as noted above), provided the shareholder meets the same holding period and other requirements with respect to the shares on which the Fund dividends were paid.

In the case of corporate shareholders, Fund distributions for any taxable year generally will qualify for the dividends-received deduction to the extent of the amount of dividends the Fund received from domestic corporations for the year and if certain holding period requirements are met.

Distributions of (1) interest income a Fund earns from investments in debt securities and (2) any net short-term capital gain will be taxable to its shareholders as ordinary income and will not be eligible for the maximum rate applicable to qualified dividend income or the dividends-received deduction available to corporations.

Each Fund intends to distribute to its shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such a distribution is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, subject to a maximum federal income tax rate of 15% (except as noted above), regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Capital gain distributions are not eligible for the dividends-received deduction.

A distribution will be treated as paid (and received by shareholders) on December 31 if it is declared by a Fund in October, November, or December with a record date in such a month and paid by the Fund during the following January.

Shareholders of a Fund will be advised annually on Forms 1099 as to the federal income tax character of distributions the Fund made. After calendar year-end, however, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of the distributions they have made during that year, which would result at that time in SA Real Estate Securities Fund’s also having to re-categorize some of the distributions it made to its shareholders. Those changes would be reflected in that Fund’s Forms 1099. Although those forms generally will be distributed in February of each year, that Fund may, in one or more years, request from the Internal Revenue Service (“Service”) an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to its shareholders on a single form (rather than having to send them amended forms).

Dividends a Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). For Fund taxable years beginning before January 1, 2010, two categories of dividends, however, "interest-related dividends" and "short-term capital gain dividends," if properly designated by a Fund, were exempt from that tax. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain original issue discount ("OID"), interest on obligations "in registered form," and interest on deposits, less allocable deductions). "Short-term capital gain dividends" are dividends that are attributable to net short-term capital gain, computed with certain adjustments. Proposed legislation would extend the exemption from withholding tax for those dividends to certain Fund taxable years beginning on or after January 1, 2010.

TAXATION OF DISPOSITION OF SHARES

On a redemption or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, depending on the shareholder’s holding period for the shares. Any loss realized on a redemption or exchange will be disallowed to the extent the shares that are disposed of are replaced (including through reinvestment of distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis in the shares acquired will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on the sale of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain with respect to those shares.

TAXATION OF FOREIGN INVESTMENTS

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

In the cases of SA Global Fixed Income Fund, SA International Value Fund, SA Emerging Markets Value Fund and SA International Small Company Fund (each, an “International Fund”), if more than 50% of the value of its total assets (in the last Fund’s case, indirectly through its share of the DFA Portfolio’s indirect investments in the Underlying Funds’ assets) at the close of any taxable year consists of stock or securities of foreign corporations, it will be eligible to, and may, file an election with the Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it directly or indirectly (through the DFA Portfolio and the Underlying Funds) pays. Pursuant to the election, an International Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the International Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If an International Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes and foreign-source income it directly or indirectly paid and earned, respectively. SA International Value Fund and SA Emerging Markets Value Fund have, in prior years, filed this election with the Service.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portions of foreign taxes an International Fund directly or indirectly paid if the shareholder has not held Fund shares for at least 16 days during the 30-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless International Fund dividends paid to it are effectively connected with a U.S. trade or business.

An International Fund may invest in shares of passive foreign investment companies (“PFICs”) either directly or, in the case of SA International Small Company Fund, indirectly (through the DFA Portfolio and the Underlying Funds). In general, a foreign corporation (other than a “controlled foreign corporation”) is a PFIC if at least one-half of its assets produce or are held for the production of passive income or 75% or more of its gross income for the taxable year is passive. Under certain circumstances, an International Fund will be subject to federal income tax on a portion of any “excess distribution” it receives, directly or indirectly, on the stock of a PFIC or of any gain on its direct or indirect disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rate on individuals' qualified dividend income described above.

If an International Fund (which term, for purposes of this and the following paragraph and the first sentence of the paragraph after that, includes the DFA Portfolio and an Underlying Fund where applicable) elects to treat a PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the International Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the International Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain to the International Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

An International Fund also may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the adjusted basis therein as of the end of that year. Pursuant to the election, a deduction (as an ordinary, not a capital, loss) also would be allowed for the excess, if any, of the holder’s adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years under the election. The adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that an International Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after an International Fund acquires shares therein. While each International Fund generally will (and SA International Small Company Fund expects that the DFA Portfolio and the Underlying Funds generally will) seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and each International Fund reserves the right to make such investments as a matter of its investment policy.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time an International Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of an International Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

TAXATION OF REAL ESTATE INVESTMENTS

SA Real Estate Securities Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service have issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. SA Real Estate Securities Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

TAXATION OF OTHER FUND INVESTMENTS

Certain Financial Instruments. Special rules govern the federal income tax treatment of financial instruments in which some Funds may invest. These rules may have a particular impact on the amount of income or gain that a Fund must distribute to its shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement.

Original Issue Discount. The Funds may purchase debt securities with OID, which represents the difference between the original issue price of the debt instrument and its stated redemption price at maturity. OID is required to be accrued on a daily basis and is considered interest income for federal income tax purposes. Therefore, it is subject to the Distribution Requirement for a Fund, even if the Fund receives no corresponding payment on the discounted security during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Market Discount. Some Funds may purchase debt securities at a discount in excess of the OID or at a discount to the stated redemption price at maturity (for debt securities without OID). This discount is called “market discount.” Market discount is permitted to be recorded daily or at the time of disposition of the debt security. If market discount is to be recognized at the time of disposition of the debt security, accrued market discount is recognized to the extent of gain on the disposition.

Hedging Transactions. The premium a Fund receives for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium will be a short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount it paid to close out its position and the premium it receives will be a short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized on the sale of that security, and any resulting gain or loss will be a capital gain or loss and will be long-term or short-term depending on the Fund’s holding period for the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss and will be long-term or short-term, depending on the Fund’s holding period for the option. If the option expires, the resulting loss will be treated similarly. If the option is exercised, the cost of the option, in the case of a call option, will be added to the basis in the purchased security and, in the case of a put option, will reduce the amount realized on the underlying security in determining gain or loss.

Some futures contracts (other than certain "securities futures contracts"), foreign currency contracts with respect to which a Code section 988(a)(1)(B) election is made, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) – but not including certain swaps, interest rate caps and floors, and similar agreements -- in which a Fund may invest may be “section 1256 contracts.” Section 1256 contracts a Fund holds at the end of each taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) are “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Gains or losses on section 1256 contracts (including deemed sales) are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative portion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.

Generally, hedging transactions a Fund undertakes, if any, may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) a Fund realizes. In addition, losses a Fund realizes on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Hedging transactions may increase the amount of net short-term capital gain realized by a Fund that is taxed as ordinary income when distributed to its shareholders. If a Fund makes one or more elections available under the Code, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains, or defer the recognition of losses, from the affected straddle positions. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Funds are not entirely clear.

Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to Fund shareholders, and that will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not engage in straddles.

The Diversification Requirements may limit the extent to which the Funds will be able to engage in transactions in options, futures or forward contracts.

Constructive Sales. If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

MISCELLANEOUS

The foregoing discussion relates only to certain aspects of the federal tax law. Distributions by the Funds and dispositions of Fund shares may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment thereof summarized above. Shareholders should consult their tax advisors with respect to particular questions of federal, state, and local taxation. Shareholders who are not U.S. persons also should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of Fund shares. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, possibly with retroactive effect.

FINANCIAL STATEMENTS

Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. The Trust’s June 30, 2010 financial statements and the report thereon of PricewaterhouseCoopers LLP from the Trust’s June 30, 2010 annual report (as filed with the SEC on September 3, 2010, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder) are incorporated herein by reference.

Appendix A

PROXY VOTING GUIDELINES

Concise Summary of 2010 U.S. Proxy Voting Guidelines
Effective for Meetings on or after Feb. 1, 2010

     In order to provide greater analysis on shareholder meetings involving companies of which Dimensional’s clients have a significant aggregate holding, Dimensional has elected to receive research reports for certain meetings, as indicated below, from one or both of Glass Lewis and Proxy Governance, Inc. (“PGI”) in addition to RiskMetrics Group Inc. (“RMG”) (each, a “Proxy Service Provider”).

     Specifically, Dimensional will obtain research from one or more Proxy Service Providers in addition to RMG for shareholder meetings where Dimensional’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues; or Compensation Issues about which Dimensional has been contacted by the solicitor, the issuer or a third party. Additionally, Dimensional will obtain research from one or more Proxy Service Providers to supplement research from RMG for any shareholder meeting that involves a proxy contest. Finally, regardless of whether Dimensional’s clients hold a significant aggregate holding in the issuer, Dimensional may seek research from additional Proxy Service Providers for meetings involving compensation issues where Dimensional has been contacted by the solicitor, the issuer or a third party and Dimensional, in its discretion, has deemed that additional research is warranted.

Where research is obtained from multiple Proxy Service Providers in accordance with these Guidelines, Dimensional will first review the research reports obtained from RMG and Glass Lewis.2 If the research reports from RMG and Glass Lewis agree, Dimensional will vote accordingly. If the research reports from RMG and Glass Lewis are inconsistent, Dimensional will obtain research from PGI and vote in line with the majority position based on the information from the three Proxy Service Providers. For any meeting where research is available only from RMG and one other Proxy Service Provider and the reports do not agree, Dimensional will vote in line with the RMG recommendation.

1.Routine/Miscellaneous:
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:

  Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees
2. Board of Directors:
Votes on director nominees should be determined on a CASE-BY-CASE basis.
Four fundamental principles apply when determining votes on director nominees:

  Board Accountability
  Board Responsiveness
  Director Independence
  Director Competence
Board Accountability
Problematic Takeover Defenses
VOTE WITHHOLD/AGAINST3 the entire board of directors (except new nominees4, who should be considered on a CASE-by-CASE basis), if:

____________________

2 For any meeting where multiple reports are to be obtained and for which Glass Lewis has not issued a report, Dimensional will obtain research from PGI, if available.

3 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

4 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;
  The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;
  The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);
  The board makes a material adverse change to an existing poison pill without shareholder approval.
Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

  The date of the pill‘s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
  The issuer's rationale;
  The issuer's governance structure and practices; and
  The issuer's track record of accountability to shareholders.
Problematic Audit-Related Practices
Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

  The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
  The company receives an adverse opinion on the company’s financial statements from its auditor; or
  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:

  Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.
Problematic Compensation Practices
VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

  There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);
  The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm's equity plan;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment made to shareholders;
  The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Other Problematic Governance Practices
VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

  The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;

  The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:
-	A classified board structure;
-	A supermajority vote requirement;
-	Majority vote standard for director elections with no carve out for contested elections;
-	The inability for shareholders to call special meetings;
-	The inability for shareholders to act by written consent;
-	A dual-class structure; and/or
-	A non-shareholder approved poison pill.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

  Material failures of governance, stewardship, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Board Responsiveness
Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or
  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Director Independence
Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors in the Summary Guidelines) when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
  The full board is less than majority independent.
Director Competence
Vote AGAINST or WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
-	Degree to which absences were due to an unavoidable conflict;
-	Pattern of absenteeism; and
-	Other extraordinary circumstances underlying the director’s absence;
  Sit on more than six public company boards;5
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.
____________________

5 Dimensional will screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

Voting for Director Nominees in Contested Elections6
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
-	serves as liaison between the chairman and the independent directors;
-	approves information sent to the board;
-	approves meeting agendas for the board;
-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
-	has the authority to call meetings of the independent directors;
-	if requested by major shareholders, ensures that he is available for consultation and direct communication;
  Two-thirds independent board;
  All independent key committees;
  Established governance guidelines;
  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;
  The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
-	Egregious compensation practices;
-	Multiple related-party transactions or other issues putting director independence at risk;
-	Corporate and/or management scandals;
-	Excessive problematic corporate governance provisions; or
-	Flagrant board or management actions with potential or realized negative impact on shareholders.

3. Shareholder Rights & Defenses:7
Net Operating Loss (NOL) Protective Amendments
For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:

  The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
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6 Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers for all contested elections and will in most cases vote in accordance with the majority recommendation of the Proxy Service Providers.

7 Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

  The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.
Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Poison Pills- Management Proposals to Ratify Poison Pill
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20% trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)
Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:

  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
  The value of the NOLs;
  The term;
  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
  The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.
Shareholder Ability to Call Special Meetings
Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

  Shareholders’ current right to call special meetings;
  Minimum ownership threshold necessary to call special meetings (10% preferred);
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of and management’s response to previous shareholder proposals.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

  Ownership structure;
  Quorum requirements; and
  Supermajority vote requirements.
4. Capital/Restructuring:8
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

  Past Board Performance:

    The company’s use of authorized shares during the last three years;
    One- and three-year total shareholder return; and
    The board’s governance structure and practices;
  The Current Request:

    Disclosure in the proxy statement of the specific reasons for the proposed increase;
    The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and
    Risks to shareholders of not approving the request.
Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:

    The company’s use of authorized preferred shares during the last three years;
    One- and three-year total shareholder return; and
    The board’s governance structure and practices;
  The Current Request:

    Disclosure in the proxy statement of specific reasons for the proposed increase;
    In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and
    Whether the shares requested are blank check preferred shares, and whether they are declawed.
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

Mergers and Acquisitions
Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
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8 Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-incontrol figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
5. Compensation:9
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);
  The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;
  Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
  The plan is a vehicle for problematic pay practices.
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9 Where Dimensional’s clients have a significant aggregate holding of a company, the company is soliciting votes on these issues, and Dimensional has been contacted by either the solicitor, the issuer or a third party, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers. Alternatively, if a company held by Dimensional’s clients is soliciting votes on these issues and Dimensional has been contacted by either the solicitor, the issuer or a third party, Dimensional may deem additional research is warranted and may obtain and review research from RMG and one or more other Proxy Service Providers.

Other Compensation Proposals and Policies
Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)
In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices- dissatisfaction with compensation practices can be expressed by voting against the MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on which to express the dissatisfaction, then the secondary target will be members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal; then vote withhold or against compensation committee member (or, if the full board is deemed accountable, to all directors). If the negative factors impact equity-based plans, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

  There is a misalignment between CEO pay and company performance (pay for performance);
  The company maintains problematic pay practices;
  The board exhibits poor communication and responsiveness to shareholders.
Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

  Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;
  Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and
  Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.
Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

  Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and
  Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.
If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
  Problematic practices related to non-performance-based compensation elements;
  Incentives that may motivate excessive risk-taking; and
  Options Backdating.
Non-Performance based Compensation Elements
Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.

While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.com/policy/2010_compensation_FAQ:
  Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;
  Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;
  Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;
  Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);
  Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)
  Dividends or dividend equivalents paid on unvested performance shares or units;
  Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or
  Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).
Incentives that may Motivate Excessive Risk-Taking
Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:
  Guaranteed bonuses;
  A single performance metric used for short- and long-term plans;
  Lucrative severance packages;
  High pay opportunities relative to industry peers;
  Disproportionate supplemental pensions; or
  Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating
Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:
  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Duration of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-by-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness
Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:
  Poor disclosure practices, including:
-	Unclear explanation of how the CEO is involved in the pay setting process;
-	Retrospective performance targets and methodology not discussed;
-	Methodology for benchmarking practices and/or peer group not disclosed and explained.
  Board’s responsiveness to investor input and engagement on compensation issues, for example:
-	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
  Rationale for the re-pricing--was the stock price decline beyond management's control?
  Is this a value-for-value exchange?
  Are surrendered stock options added back to the plan reserve?
  Option vesting--does the new option vest immediately or is there a black-out period?
  Term of the option--the term should remain the same as that of the replaced option;
  Exercise price--should be set at fair market or a premium to market;
  Participants--executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:
  If the company has adopted a formal recoupment bonus policy;
  If the company has chronic restatement history or material financial problems; or
  If the company’s policy substantially addresses the concerns raised by the proponent.

Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:
  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
-	Rigorous stock ownership guidelines, or
-	A holding period requirement coupled with a significant long-term ownership requirement, or
-	A meaningful retention ratio,
  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

6. Social/Environmental Issues:
Overall Approach
Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

International Proxy Voting Guidelines Summary
Effective for Meetings on or after Feb. 1, 2010

    In order to provide greater analysis on shareholder meetings involving companies of which Dimensional’s clients have a significant aggregate holding, Dimensional has elected to receive research reports for certain meetings, as indicated below, from one or both of Glass Lewis and Proxy Governance, Inc. (“PGI”) in addition to RiskMetrics Group Inc. (“RMG”) (each, a “Proxy Service Provider”).

    Specifically, Dimensional will obtain research from one or more Proxy Service Providers in addition to RMG for shareholder meetings where Dimensional’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Election of Labor Representatives, Mandatory Takeover Bid Waivers/Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Related Party Transactions; or Compensation Issues about which Dimensional has been contacted by the solicitor, the issuer or a third party. Additionally, Dimensional will obtain research from one or more Proxy Service Providers to supplement research from RMG for any shareholder meeting that involves a proxy contest. Finally, regardless of whether Dimensional’s clients hold a significant aggregate holding in the issuer, Dimensional may seek research from additional Proxy Service Providers for meetings involving compensation issues where Dimensional has been contacted by the solicitor, the issuer or a third party and Dimensional, in its discretion, has deemed that additional research is warranted.

    Where research is obtained from multiple Proxy Service Providers in accordance with these Guidelines, Dimensional will first review the research reports obtained from RMG and Glass Lewis.10 If the research reports from RMG and Glass Lewis agree, Dimensional will vote accordingly. If the research reports from RMG and Glass Lewis are inconsistent, Dimensional will obtain research from PGI and vote in line with the majority position based on the information from the three Proxy Service Providers. For any meeting where research is available only from RMG and one other Proxy Service Provider and the reports do not agree, Dimensional will vote in line with the RMG recommendation.

1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
  There are serious concerns about the accounts presented or the audit procedures used;
  The auditors are being changed without explanation; or
  Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
  There are serious concerns about the statutory reports presented or the audit procedures used;
  Questions exist concerning any of the statutory auditors being appointed; or
  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
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10 For any meeting where multiple reports are to be obtained and for which Glass Lewis has not issued a report, Dimensional will obtain research from PGI, if available.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; or
  The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors,11 e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
Vote FOR employee and/or labor representatives12 if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives13 if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:
  Material failures of governance, stewardship, or fiduciary responsibilities at the company; or
  Failure to replace management as appropriate; or
  Egregious actions related to the director(s); or
  service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
[Please see the International Classification of Directors on the following page.]

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11 Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers for all contested elections and will in most cases vote in accordance with the majority recommendation of the Proxy Service Providers.

12 Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

13 Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

RMG Classification of Directors – International Policy 2010

Executive Director
  Employee or executive of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a significant shareholder of the company;
  Any director who is also an employee or executive of a significant shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
  Relative[1] of a current employee of the company or its affiliates;
  Relative[1] of a former executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee;
  Former executive (5 year cooling off period);
  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
  Any additional relationship or principle considered to compromise independence under local corporate best practice guidance.
Independent NED
  No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.
Employee Representative
  Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction). For Central and Eastern European countries: A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of RMG director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
  Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
  Other egregious governance issues where shareholders will bring legal action against the company or its directors.
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director Compensation14
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.

Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure15
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

____________________

14 Where Dimensional’s clients have a significant aggregate holding of a company, the company is soliciting votes on these issues, and Dimensional has been contacted by either the solicitor, the issuer or a third party, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers. Alternatively, if a company held by Dimensional’s clients is soliciting votes on these issues and Dimensional has been contacted by either the solicitor, the issuer or a third party, Dimensional may deem additional research is warranted and may obtain and review research from RMG and one or more other Proxy Service Providers.

15 Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or
  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:
  Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);
  Duration does not exceed 18 months.
For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.

In addition, vote AGAINST any proposal where:
  The repurchase can be used for takeover defenses;
  There is clear evidence of abuse;

  There is no safeguard against selective buybacks;
  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:
  The overall balance of the proposed plan seems to be clearly in shareholders’ interests;
  The plan still respects the 10 percent maximum of shares to be kept in treasury.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other Items
Reorganizations/Restructurings16
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions17
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
  While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
  Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers18
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

____________________

16 Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

17 Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

18 Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

Related-Party Transactions19
Vote related-party transactions on a CASE-BY-CASE basis.

In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following: -
  the parties on either side of the transaction;
  the nature of the asset to be transferred/service to be provided;
  the pricing of the transaction (and any associated professional valuation);
  the views of independent directors (where provided);
  the views of an independent financial adviser (where appointed);
  whether any entities party to the transaction (including advisers) is conflicted; and
  the stated rationale for the transaction, including discussions of timing.
If there is a transaction that RMG deemed problematic and that was not put to a shareholder vote, RMG may recommend against the election of the director involved in the related-party transaction or the full board.

Compensation Plans20
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms21
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

____________________

19 Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

20 Where Dimensional’s clients have a significant aggregate holding of a company, the company is soliciting votes on these issues, and Dimensional has been contacted by either the solicitor, the issuer or a third party, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers. Alternatively, if a company held by Dimensional’s clients is soliciting votes on these issues and Dimensional has been contacted by either the solicitor, the issuer or a third party, Dimensional may deem additional research is warranted and may obtain and review research from RMG and one or more other Proxy Service Providers.

21 Where Dimensional’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, Dimensional will obtain and review research from RMG and one or more other Proxy Service Providers.

Appendix B

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P corporate bond ratings:

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody’s corporate bond ratings:

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers - Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch corporate bond ratings:

The following descriptions of Fitch’s long-term debt ratings have been published by Fitch’s IBCA Investors Service.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB - Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B - Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC - For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC - For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C - For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

D - Indicates an entity that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

(1) Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

(2) The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

(3) The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Plus (+) or Minus (-) - The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to categories below ‘CCC’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

S&P commercial paper ratings:

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

Moody’s commercial paper ratings:

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Fitch commercial paper ratings:

The following descriptions of Fitch short-term debt ratings have been published by Fitch’s IBCA Investors Service.

F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.